As filed with the Securities and Exchange Commission on May 20, 1997.



                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

                          Date of Report: May 6, 1997
                       (Date of earliest event reported)



                        Inland Real Estate Corporation
            (Exact name of registrant as specified in the charter)

Maryland                          000-28382                36-3953261
(State or other jurisdiction      (Commission File No.)    (IRS Employer
 of incorporation)                                         Identification No.)


                             2901 Butterfield Road
                          Oak Brook, Illinois  60521
                   (Address of Principal Executive Offices)

                                (630) 218-8000
              (Registrant's telephone number including area code)

                                      n/a

         (Former name or former address, if changed since last report)

Item 2.   Acquisition or Disposition of Assets

Cobblers Mall, Elgin, Illinois

On May 6, 1997, the Company acquired a Neighborhood Retail Center located at Summit Road and Route 58 in Elgin, Illinois known as Cobblers Mall from Hamilton Partners, an unaffiliated third party, for approximately $10.953 million. The purchase price was funded using cash and cash equivalents. The purchase price was approximately $106.71 per square foot, which the Company concluded was fair and reasonable and within the range of values indicated in an appraisal received by the Company and presented to the Company's board of directors.

Cobblers Mall was built in 1993 and consists of a one-story, multi-tenant retail facility aggregating 102,643 rentable square feet. As of May 6, 1997, Cobblers Mall was 91% leased (100% leased if the master lease, which lasts for one year, is considered). In evaluating Cobblers Mall as a potential acquisition, the Company considered a variety of factors including location, demographics, tenant mix, price per square foot, existing rental rates compared to market rates, and occupancy. The Company believes that the center is located within a vibrant economic area. Although approximately 63% of the rentable square feet at Cobblers Mall is leased to one tenant, the Company's management believes that retenanting of any space which is vacated in the future should be accomplished relatively quickly and at rental rates comparable to those currently paid by the tenants at the facility. The Company did not consider any other factors materially relevant to the decision to acquire the property.

The Company does not anticipate making any significant repairs and improvements to Cobblers Mall over the next few years. Nevertheless, a substantial portion of any cost of repairs and improvements would be paid by the tenants.

The table below sets forth certain information with respect to the occupancy rate at Cobblers Mall expressed as a percentage of total gross leasable area and the average effective annual base rent per square foot.

                           Occupancy Rate
                                as of
Year Ending                 December 31,        Effective Annual Rental
December 31,                of Each Year            Per Square Foot

  1996                         90.65%                    $9.62

  1995                         90.80                      9.26

  1994                         85.93                      8.63

  1993                         79.93                      5.62

The sole tenant leasing more than 10% of the total square footage is Jewel/Osco, a regional grocery/pharmacy chain, which leases 64,938 square feet, or approximately 63.27% of the rentable square feet. The lease with Jewel/Osco requires Jewel/Osco to pay base rent equal to $9.85 per square foot per annum payable monthly until March 31, 2013. The lease with Jewel/Osco contains no option to renew.

For federal income tax purposes, the Company's depreciable basis in Cobblers Mall will be approximately $10,900,000. Depreciation expense, for tax purposes, will be computed using the straight-line method. Buildings and improvements are depreciated based upon estimated useful lives of 40 years.

Information regarding real estate taxes payable in 1996 for the tax year ended 1995 (the most recent tax year for which information is generally available) were $400,919. The real estate taxes payable were calculated by multiplying Cobblers Malls assessed value by an equalizer of 2.1243 and a tax rate of 10.097%.

             [The remainder of this page intentionally left blank]

On May 6, 1997, a total of 93,043 square feet were leased to thirteen tenants at Cobblers Mall. The following tables set forth certain information with respect to the amount of and expiration of leases at this Neighborhood Retail Center.




                  Square Feet   Lease     Renewal     Current          Rent per
  Lessee            Leased      Ends      Option     Annual Rent       Square Ft

1.Goodyear           6,464     04/2008     None        $67,224          $10.40

2.Victory Beauty     1,920     09/2001    1/5yr.        20,160           10.50

3.Baskin Robbins     1,220     11/2003     None         18,100           13.70

4.Panda Restaurant   1,900     11/2004    1/8 yr.       30,950           16.00

5.Carol Stream       1,600     05/2004     None         24,933           15.00
   Dental
   Association

6.Fantastic Sams     1,120     11/1998    1/5 yr.       19,445           17.31

7.Mail Boxes etc.    1,280     09/1998     None         20,480           16.00

8.Staceys            3,792     02/1999    1/6yr.        47,400           12.50
   Hallmark

9.Video Smideo       3,000     07/2000    1/5yr.        47,580           15.60

10.Tropical          2,000     04/2000     None         29,700           14.85
    Illusions

11.Jewel/Osco       64,938     03/2013     None        636,639            9.85

12.Bedding Expert    2,160     07/1997     None         25,920           12.00

13.Cleaners          1,649     11/1998     None         34,629           21.00

14.Vacant*           9,600        -          -            -                -


*master lease for the first year in the amount of $169,080.

                                                                    Average      Percent of      Percent of
                                                                   Base Rent   Total Building    Annual Base
                         Approx. GLA    Annual Base               Per Square         GLA            Rent
              Number of  of Expiring      Rent of                 Foot Under     Represented   Represented by
Year Ending    Leases       Leases       Expiring   Total Annual   Expiring      by Expiring      Expiring
December 31,  Expiring   (square feet)    Leases    Base Rent (1)   Leases         Leases          Leases
  1997           1           2,160        $25,920    $1,024,776     $12.00          2.10%           2.53%

  1998           2           2,400         39,925       998,856      16.64          2.34            4.00

  1999           1           3,792         47,400       924,302      12.50          3.69            5.13

  2000           2           5,000         77,280       876,902      15.46          4.87            8.81

  2001           1           1,920         20,160       799,622      10.50          1.87            2.52

  2002           -             -             -          779,462        -              -               -

  2003           1           1,220         16,714       779,462      13.70          1.19            2.14



(1) No assumptions were made regarding the releasing of expired leases.  It is the opinion of the Company's management that the space will be released at market rates.



The Company received an appraisal prepared by an independent appraiser who is a member in good standing of the American Institute of Real Estate Appraisers which reported a fair market value for the Cobblers Mall property, as of April 22, 1997, of $11 million. Appraisals are estimates of value and should not be relied on as a measure of true worth or realizable value.


Mallard Mall, Elk Grove Village, Illinois

On May 6, 1997, the Company acquired a Neighborhood Retail Center located at the northeast corner of Meacham Road and Nerge Road in Elk Grove Village, Illinois known as Mallard Mall from Hamilton Partners, an unaffiliated third party, for approximately $8.1 million. The purchase price was funded using cash and cash equivalents. The purchase price was approximately $97.65 per square foot, which the Company concluded was fair and reasonable and within the range of values indicated in an appraisal received by the Company and presented to the Company's board of directors.

Mallard Mall was built in 1993 and consists of a one-story, multi-tenant retail facility aggregating 82,949 rentable square feet. As of May 6, 1997, Mallard Mall was 95% leased (100% when the master lease, which lasts for one year, is considered). In evaluating Mallard Mall as a potential acquisition, the Company considered a variety of factors including location, demographics, tenant mix, price per square foot, existing rental rates compared to market rates, and occupancy. The Company believes that the center which is located within a vibrant economic area. Although approximately 68% of the rentable square feet at Mallard Mall is leased to one tenant, the Company's management believes that retenanting of any space which is vacated in the future should be accomplished relatively quickly and at rental rates comparable to those currently paid by the tenants at the facility. The Company did not consider any other factors materially relevant to the decision to acquire the property.

The Company does not anticipate making any significant repairs and improvements to Mallard Mall over the next few years. Nevertheless, a substantial portion of any cost of repairs and improvements would be paid by the tenants.

The table below sets forth certain information with respect to the occupancy rate at Mallard Mall expressed as a percentage of total gross leasable area and the average effective annual base rent per square foot.


                                     Occupancy Rate
                                          as of                    Effective
            Year Ending               December 31,               Annual Rental
           December 31,               of Each Year               Per Square Ft

               1996                      95.00%                     $11.74

               1995                      95.00                       12.43

               1994                      94.57                       11.93

               1993                      91.02                        9.89


The sole tenant leasing more than 10% of the total square footage is Eagle Foods, a retail grocery chain, which leases 56,668 square feet, or approximately 68.32% of the rentable square feet. The lease with Eagle Foods requires Eagle Foods to pay base rent equal to $12.40 per square foot per annum payable monthly until February 28, 2011. The lease with Eagle Foods also grants Eagle Foods four options to renew the lease for a 5-year term each. The base rent throughout all of these terms will be at the current rate of $12.40 per square foot per annum payable monthly.

For federal income tax purposes, the Company's depreciable basis in Mallard Mall will be approximately $8,100,000. Depreciation expense, for tax purposes, will be computed using the straight-line method. Buildings and improvements are depreciated based upon estimated useful lives of 40 years.

Information regarding real estate taxes payable in 1996 for the tax year ended 1995 (the most recent tax year for which information is generally available) were $361,057. The real estate taxes payable were calculated by multiplying Mallard Malls assessed value by an equalizer of 2.1243 and a tax rate of 9.548%.

On May 6, 1997, a total of 79,128 square feet were leased to ten tenants at Mallard Mall. The following tables set forth certain information with respect to the amount of and expiration of leases at this Neighborhood Retail Center.


                  Square Feet   Lease     Renewal     Current          Rent per
  Lessee            Leased      Ends      Option     Annual Rent      Square Ft

1.Payless Shoes      2,354     01/2002     None        $37,075          $15.76

2.Family             4,007     01/1999     None         61,942           15.50
   Bookstore

3.Eagle Foods       56,668     01/2011    4/5yr.       702,683           12.40

4.Hollywood Video    7,720     09/2006    2/5yr.       123,200           16.00

5.Fannie May         1,128     03/2003     None         29,328           26.00

6.Jimmy Z Hair       1,200     05/1998    1/5yr.        20,772           17.31

7.Taylor Street      2,112     12/2001    1/5yr.        29,568           14.00
   Bistro

8.Shike Dance        1,120     09/1999    1/3yr.        15,781           14.09
   School

9.Mallard Cleaners   1,360     09/2001     None         28,796           21.17

10.Gallary           1,459     08/1999    1/3yr.        18,967           13.00
    Americana

11.Vacant*           3,821        -          -            -                -

*master lease for the first year in the amount of $80,000.

                                                                    Average      Percent of      Percent of
                                                                   Base Rent   Total Building    Annual Base
                         Approx. GLA    Annual Base               Per Square         GLA            Rent
              Number of  of Expiring      Rent of                 Foot Under     Represented   Represented by
Year Ending    Leases       Leases       Expiring   Total Annual   Expiring      by Expiring      Expiring
December 31,  Expiring   (square feet)    Leases    Base Rent (1)   Leases         Leases          Leases
   1997           -            -             -       $1,068,112        -              -               -

   1998           2          2,320        $36,553     1,068,112     $15.76          2.80%           3.42%

   1999           2          5,466         80,909     1,031,559      14.80          6.59            7.84

   2000           -            -             -          950,650        -              -               -

   2001           2          3,472         58,364       950,650      16.81          4.19            6.14

   2002           1          2,354         37,075       892,286      15.75          2.84            4.16

   2003           1          1,128         29,328       855,211      26.00          1.36            3.43


(1) No assumptions were made regarding the releasing of expired leases.  It is the opinion of the Company's management that the space will be released at market rates.




The Company received an appraisal prepared by an independent appraiser who is a member in good standing of the American Institute of Real Estate Appraisers which reported a fair market value for the Mallard Mall property, as of April 10, 1997, of $8.2 million. Appraisals are estimates of value and should not be relied on as a measure of true worth or realizable value.

Ameritech Outlot Building, Joliet, Illinois

On May 9, 1997, the Company acquired a Neighborhood Retail Center located at 3330 West Mall Loop Drive in Joliet, Illinois known as Ameritech Outlot Building ("Ameritech Outlot") from LJ Partners, an unaffiliated third party, for approximately $1.050 million. The purchase price was funded using cash and cash equivalents. The purchase price was approximately $233.13 per square foot, which the Company concluded was fair and reasonable and within the range of values indicated in an appraisal received by the Company and presented to the Company's board of directors.

Ameritech Outlot was built in 1995 and consists of a one-story, single tenant retail outlot building aggregating 4,504 rentable square feet. As of April 30, 1997, Ameritech Outlot was 100% leased. In evaluating Ameritech Outlot as a potential acquisition, the Company considered a variety of factors including location, demographics, tenant mix, price per square foot, existing rental rates compared to market rates, and the occupancy of the center. The Company believes that the center is located within a vibrant economic area. Although 100% of the rentable square feet at Ameritech Outlot is leased to one tenant, the Company's management believes that retenanting of any space which is vacated in the future should be accomplished relatively quickly and at rental rates comparable to those currently paid by the tenant at the facility. The Company did not consider any other factors materially relevant to the decision to acquire the property.

The Company does not anticipate making any significant repairs and improvements to Ameritech Outlot over the next few years because the facility was completed in 1995. Nevertheless, a substantial portion of any such cost would be paid by the tenant.

The table below sets forth certain information with respect to the occupancy rate at Ameritech Outlot expressed as a percentage of total gross leasable area and the average effective annual base rent per square foot.

                                                                   Effective
                                                                 Annual Rental
            December 31,              Occupancy Rate             Per Square Ft

                1996                       100%                     $23.77

                1995                       100                       23.08

The sole tenant is Ameritech Cellular who leases 100% of the rentable square feet. Ameritech Cellular is a cellular phone service provider and retailer. The lease with Ameritech Cellular requires Ameritech Cellular to pay base rent equal to $24.49 per square foot per annum payable monthly until March 31, 1998, $25.22 per square foot per annum payable monthly from April 1, 1998 until March 31, 1999, $25.98 per square foot per annum payable monthly from April 1, 1999 until March 31, 2000, $26.76 per square foot per annum payable monthly from April 1, 2000 until March 31, 2001, $27.56 per square foot per annum payable monthly from April 1, 2001 until March 31, 2002, $28.39 per square foot per annum payable monthly from April 1, 2002 until March 31, 2003, $29.24 per square foot per annum payable monthly from April 1, 2003 until March 31, 2004 and $30.11 per square foot per annum payable monthly from April 1, 2004 until March 31, 2005. The Ameritech Cellular lease also contains two options to renew the lease for five year periods each. If the first option is exercised, Ameritech Cellular will be required to pay base rent equal to $31.01 per square foot per annum payable monthly from April 1, 2005 until March 31, 2006, with annual increases of 3% until March 31, 2010. If the second option is exercised, Ameritech Cellular will be required to pay base rent equal to $35.95 per square foot per annum payable monthly from April 1, 2010 until March 31, 2011, with annual increases of 3% until March 31, 2015.

For federal income tax purposes, the Company's depreciable basis in Ameritech Outlot will be approximately $788,000. Depreciation expense, for tax purposes, will be computed using the straight-line method. Buildings and improvements are depreciated based upon estimated useful lives of 40 years.

Information regarding real estate taxes payable in 1996 for the tax year ended 1995 (the most recent tax year for which information is generally available) is not available since Ameritech Outlot was completed in 1996.

At May 9, 1997, a total of 4,504 square feet was leased to one tenant at Ameritech Outlot. The following tables set forth certain information with respect to the amount of and expiration of leases at this Neighborhood Retail Center.


                  Square Feet   Lease     Renewal     Current          Rent per
  Lessee            Leased      Ends      Option     Annual Rent      Square Ft

 Ameritech           5,405     03/2005    2/5yr.      $110,303          $24.49
 Cellular

                                                                    Average      Percent of      Percent of
                                                                   Base Rent   Total Building    Annual Base
                         Approx. GLA    Annual Base               Per Square         GLA            Rent
              Number of  of Expiring      Rent of                 Foot Under     Represented   Represented by
Year Ending    Leases       Leases       Expiring   Total Annual   Expiring      by Expiring      Expiring
December 31,  Expiring   (square feet)    Leases    Base Rent (1)   Leases         Leases          Leases
   1997           -            -             -        $109,492         -              -               -

   1998           -            -             -         112,769         -              -               -

   1999           -            -             -         116,158         -              -               -

   2000           -            -             -         119,649         -              -               -

   2001           -            -             -         123,229         -              -               -

   2002           -            -             -         126,934         -              -               -

   2003           -            -             -         130,740         -              -               -

   2004           -            -             -         134,636         -              -               -

   2005           1          4,504       $135,615      135,615      $30.11          100%            100%

   2006           -            -             -            -            -              -               -


(1) No assumptions were made regarding the releasing of expired leases.  It is the opinion of the Company's management that the space will be released at market rates.




The Company received an appraisal prepared by an independent appraiser who is a member in good standing of the American Institute of Real Estate Appraisers which reported a fair market value for the Ameritech Outlot property, as of April 22, 1997, of $1.1 million. Appraisals are estimates of value and should not be relied on as a measure of true worth or realizable value.

Item 5. Other Events

The Company anticipates reducing the amount of Shares available for the Distribution Reinvestment Program from 2.0 million Shares to 625,000 Shares.
As of May 8, 1997, 273,536.62 Shares have been issued pursuant to the Distribution Reinvestment Program. In the event that more than 625,000 Shares are needed for the Distribution Reinvestment Program, the Company will increase the number of Shares accordingly.


Item 6. Resignations of Registrants Directors.

On May 14, 1997 Douglas R. Finlayson, M.D. resigned from his position as a director of the Company due to personal reasons. On May 14, 1997, the resignation became effective. There have been no disagreements between the Company and Dr. Finlayson on any matter relating to the Companys operations, policies or practices.


Item 7. Financial Statements and Exhibits

Financial statements of businesses acquired to be subsequently filed.

                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 Inland Real Estate Corporation
                                                          (Registrant)



                                                 By:    /s/  Kelly Tucek

                                                 Kelly Tucek
                                                 Chief Financial and Accounting
                                                 Officer


Date: May 20, 1997